UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report   November 14, 2003

CAP ROCK ENERGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

TEXAS	0-32667	75-2794300
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S Employer Identification No.)

500 West Wall Street, Suite 400, Midland, Texas		79701
(Address of Principal Executive Offices)		(Zip Code)

(432) 683-5422

(Registrant’s Telephone Number, Including Area Code)

ITEM 7.                                                     FINANCIAL STATEMENTS AND EXHIBITS

(a)                                  Financial statements of businesses acquired:  Not Applicable.

(b)                                 Pro forma financial information:  Not Applicable.

(c)                                  Exhibits:

99.1    Press Release of Cap Rock Energy Corporation, November 14, 2003, which is being furnished, not filed, pursuant to Item 12.

ITEM 12.                                               RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 14, 2003, the Company issued a press release reporting its financial results for the quarter ended September 30, 2003.  This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAP ROCK ENERGY CORPPORATION

	By:	/s/ Lee D. Atkins
November 14, 2003	Lee D. Atkins
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Cap Rock Energy Corporation, November 14, 2003